UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

FORM N-Q

APRIL 30, 2016

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited)	April 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 48.3%
CONSUMER DISCRETIONARY - 7.0%
Auto Components - 0.3%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,180,000		$1,200,650	(a)

Diversified Consumer Services - 0.4%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	830,000	GBP	1,313,750

Hotels, Restaurants & Leisure - 1.3%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	750,000		776,250	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	360,000		374,400	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	1,100,000		1,177,000
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	1,120,000		1,156,400	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	1,150,000		1,086,750	(a)

Total Hotels, Restaurants & Leisure					4,570,800

Household Durables - 0.6%
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	2,340,000		2,293,200

Leisure Products - 0.3%
Vista Outdoor Inc., Senior Notes	5.875%	10/1/23	1,060,000		1,118,300	(a)

Media - 2.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	420,000		431,025	(a)
CCO Safari II LLC, Senior Secured Notes	6.384%	10/23/35	180,000		208,253	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	810,000		959,635	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	790,000		817,156
DISH DBS Corp., Senior Notes	5.875%	11/15/24	780,000		734,955
Entertainment One Ltd., Senior Secured Bonds	6.875%	12/15/22	310,000	GBP	478,322	(a)
MediaNews Group Inc.	12.000%	12/31/18	1,468,000		1,468,000	(b)
Numericable-SFR SA, Senior Secured Bonds	6.000%	5/15/22	660,000		663,333	(a)
Numericable-SFR SA, Senior Secured Notes	7.375%	5/1/26	400,000		406,500	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	500,000		495,625	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	760,000	GBP	1,127,132	(c)
Vougeot Bidco PLC, Senior Secured Notes	7.875%	7/15/20	760,000	GBP	1,164,472	(c)

Total Media					8,954,408

Multiline Retail - 0.5%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,010,000		1,083,528	(a)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	290,000		253,750	(a)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	650,000		542,750	(a)(d)

Total Multiline Retail					1,880,028

Specialty Retail - 1.2%
AA Bond Co., Ltd., Secured Notes	5.500%	7/31/22	810,000	GBP	1,148,026	(c)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	600,000		462,000	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	560,000		511,000	(a)
L Brands Inc., Senior Notes	5.625%	2/15/22	1,600,000		1,768,000
L Brands Inc., Senior Notes	5.625%	10/15/23	420,000		465,150

Total Specialty Retail					4,354,176

TOTAL CONSUMER DISCRETIONARY					25,685,312

CONSUMER STAPLES - 3.2%
Beverages - 0.9%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,600,000		1,528,000	(a)
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	1,650,000		1,757,250

Total Beverages					3,285,250

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Food & Staples Retailing - 0.7%
Cencosud SA, Senior Notes	5.500%	1/20/21	1,030,000		$1,099,964	(c)
CVS Health Corp., Senior Notes	4.875%	7/20/35	230,000		258,634
CVS Health Corp., Senior Notes	5.125%	7/20/45	530,000		621,870
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	690,000		750,981	(c)

Total Food & Staples Retailing					2,731,449

Food Products - 0.9%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	330,000		332,475	(a)
Grupo Bimbo SAB de CV, Senior Notes	4.500%	1/25/22	1,200,000		1,284,233	(c)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	210,000		224,663	(a)
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	190,000		212,671	(a)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	120,000		138,704	(a)
Labeyrie Fine Foods SAS, Senior Secured Bonds	5.625%	3/15/21	260,000	EUR	314,459	(a)
R&R Ice Cream PLC, Senior Secured Notes	5.500%	5/15/20	560,000	GBP	842,792	(c)

Total Food Products					3,349,997

Household Products - 0.3%
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,020,000		966,450	(a)

Tobacco - 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,020,000		852,975
Reynolds American Inc., Senior Notes	3.250%	6/12/20	113,000		118,606
Reynolds American Inc., Senior Notes	5.850%	8/15/45	480,000		591,447

Total Tobacco					1,563,028

TOTAL CONSUMER STAPLES					11,896,174

ENERGY - 7.1%
Energy Equipment & Services - 0.8%
CGG, Senior Notes	6.500%	6/1/21	1,500,000		607,500
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,370,000		938,450	(a)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,950,000		1,218,750	(a)

Total Energy Equipment & Services					2,764,700

Oil, Gas & Consumable Fuels - 6.3%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	630,000		681,647
Apache Corp., Senior Notes	4.250%	1/15/44	410,000		376,726
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	220,000		55,000
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	420,000		373,800	(a)
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	740,000		714,100
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	880,000		525,800
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	160,000		106,400	(a)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	900,000		825,750
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000		44,213
Devon Energy Corp., Senior Notes	5.000%	6/15/45	980,000		846,297
Empresa Nacional del Petroleo, Senior Notes	5.250%	8/10/20	1,120,000		1,205,934	(c)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	250,000		241,262
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	500,000		465,000
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	800,000		628,000	(a)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,710,000		1,350,900	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,500,000		435,000	*(e)(f)
MPLX LP, Senior Notes	4.875%	12/1/24	1,420,000		1,386,426	(a)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	1,190,000		1,250,238
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	1,560,000		304,200	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	620,000		424,700
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	540,000		496,800
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	270,000		242,325

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - (continued)
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	140,000		$154,916
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	400,000		425,000	(a)
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	1,420,000		1,281,124
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,290,000		1,219,050
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	470,000		480,862
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	220,000		216,099
Rice Energy Inc., Senior Notes	6.250%	5/1/22	630,000		626,850
Rice Energy Inc., Senior Notes	7.250%	5/1/23	680,000		690,200
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.625%	2/1/21	310,000		309,612
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	1,090,000		820,225
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,200,000		13,488	*(e)
Shell International Finance BV, Senior Notes	4.125%	5/11/35	180,000		191,596
Shell International Finance BV, Senior Notes	4.375%	5/11/45	650,000		693,588
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	1,220,000		1,116,300
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	690,000		665,850
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.250%	10/15/22	210,000		216,300
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	250,000		209,375
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,120,000		879,200

Total Oil, Gas & Consumable Fuels					23,190,153

TOTAL ENERGY					25,954,853

FINANCIALS - 9.0%
Banks - 3.8%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	240,000		246,209	(a)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000		333,625	(g)(h)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	860,000		834,071	(g)(h)
Citigroup Inc., Senior Notes	4.650%	7/30/45	790,000		848,304
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	450,000		471,528
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	420,000		497,574
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	440,000		500,500	(a)(g)(h)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	450,000		466,174	(a)(g)(h)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	310,000		336,383	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	400,000		379,000	(g)(h)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	510,000		515,255
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	950,000		1,066,553	(c)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,500,000		1,414,037	(a)
Itau CorpBanca, Senior Bonds	3.875%	9/22/19	1,210,000		1,251,043	(c)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	1,290,000		1,273,875	(c)
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	4.250%	6/19/24	1,240,000		1,295,767	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	70,000		81,900	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000		153,656
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	120,000		117,649
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	170,000		174,587

Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	790,000	GBP	1,101,741	(c)(g)(h)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	690,000		650,268	(a)

Total Banks					14,009,699

Capital Markets - 0.1%
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	150,000		154,823
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	80,000		81,263	(a)

Total Capital Markets					236,086

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Consumer Finance - 0.8%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,290,000		$1,357,725
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,530,000		1,468,800	(a)

Total Consumer Finance					2,826,525

Diversified Financial Services - 1.8%
ABP Finance PLC, Senior Secured Notes	6.250%	12/14/26	600,000	GBP	1,063,165	(c)
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	250,000		259,688
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	250,000		260,938
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	840,000		888,300
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,813,969	(c)
Emeralds, Notes	0.679%	8/4/20	9		0	*(a)(b)(e)(f)(i)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	215,000		220,111	(a)
Goodman HK Finance, Senior Notes	4.375%	6/19/24	990,000		1,024,323	(c)
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	800,000	GBP	1,109,890	(c)(g)(h)

Total Diversified Financial Services					6,640,384

Insurance - 0.2%
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	570,000	GBP	826,609	(c)

Real Estate Investment Trusts (REITs) - 0.5%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,000,000		1,012,500
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	160,000		170,800
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	740,000		759,668	(a)

Total Real Estate Investment Trusts (REITs)					1,942,968

Real Estate Management & Development - 0.9%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	610,000		629,073	(c)
Grainger PLC, Senior Secured Notes	5.000%	12/16/20	760,000	GBP	1,163,795	(c)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	1,230,000		1,354,677	(c)

Total Real Estate Management & Development					3,147,545

Thrifts & Mortgage Finance - 0.9%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	3,520,000		3,326,400	(a)

TOTAL FINANCIALS					32,956,216

HEALTH CARE - 4.8%
Biotechnology - 0.2%
Celgene Corp., Senior Notes	3.875%	8/15/25	180,000		189,996
Celgene Corp., Senior Notes	5.000%	8/15/45	340,000		374,869

Total Biotechnology					564,865

Health Care Equipment & Supplies - 0.9%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	500,000		403,125	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,200,000		1,056,000	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	1,380,000		1,235,100
Medtronic Inc., Senior Notes	3.500%	3/15/25	450,000		483,217

Total Health Care Equipment & Supplies					3,177,442

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Health Care Providers & Services - 2.9%
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,620,000		$1,385,100
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	770,000		771,925
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	970,000		1,008,800	(a)
HCA Inc., Debentures	7.500%	11/15/95	70,000		68,600
HCA Inc., Senior Bonds	5.375%	2/1/25	1,290,000		1,320,638
HCA Inc., Senior Notes	5.875%	2/15/26	340,000		353,600
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,020,000		979,200
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	620,000		646,350
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,550,000	EUR	1,845,599	(c)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	2,530,000		2,375,164

Total Health Care Providers & Services					10,754,976

Pharmaceuticals - 0.8%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	290,000		297,473
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	360,000		370,278
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	10,000		10,035
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	80,000		81,238
DPx Holdings BV, Senior Notes	7.500%	2/1/22	320,000		325,200	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	600,000		595,500	(a)(d)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,650,000		1,382,502	(a)

Total Pharmaceuticals					3,062,226

TOTAL HEALTH CARE					17,559,509

INDUSTRIALS - 5.7%
Aerospace & Defense - 0.7%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	430,000		365,500	(a)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	707,000		733,071	(a)(f)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,380,000		1,338,600

Total Aerospace & Defense					2,437,171

Air Freight & Logistics - 0.2%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	100,000		105,125	(a)
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	710,000		694,948	(a)

Total Air Freight & Logistics					800,073

Airlines - 0.5%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	238,349		269,037
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	980,000	GBP	1,497,805	(c)
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	209,208		207,901

Total Airlines					1,974,743

Commercial Services & Supplies - 0.7%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	950,000		952,375	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.875%	4/15/23	290,000		290,725	(a)
West Corp., Senior Notes	5.375%	7/15/22	1,270,000		1,154,112	(a)

Total Commercial Services & Supplies					2,397,212

Construction & Engineering - 0.6%
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	1,310,000		1,172,450	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	908,566		676,882	(a)(d)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	410,000		395,650	(a)

Total Construction & Engineering					2,244,982

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Electrical Equipment - 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	210,000		$210,000	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	1,230,000	EUR	1,486,579	(c)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	181,290	(a)

Total Electrical Equipment					1,877,869

Industrial Conglomerates - 0.0%
General Electric Co., Subordinated Notes	5.300%	2/11/21	75,000		86,624

Machinery - 1.0%
Actuant Corp., Senior Notes	5.625%	6/15/22	1,020,000		1,045,500
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,090,000		2,074,325	(a)
SIG Combibloc Holdings SCA, Senior Bonds	7.750%	2/15/23	490,000	EUR	603,857	(a)

Total Machinery					3,723,682

Marine - 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000		1,191,600	(a)

Road & Rail - 0.3%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,170,000		1,187,550	(a)

Trading Companies & Distributors - 0.2%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	260,000		263,900
Rexel SA, Senior Notes	5.250%	6/15/20	450,000		466,875	(a)

Total Trading Companies & Distributors					730,775

Transportation - 0.7%
Great Rolling Stock Co., Ltd., Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,684,160	(c)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,500,000		819,375	(a)(d)

Total Transportation					2,503,535

TOTAL INDUSTRIALS					21,155,816

INFORMATION TECHNOLOGY - 1.5%
Electronic Equipment, Instruments & Components - 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,000,000		973,750

Internet Software & Services - 0.4%
Alibaba Group Holding Ltd., Senior Notes	3.125%	11/28/21	1,280,000		1,301,654

IT Services - 0.1%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	950,000		551,000	(a)(f)

Semiconductors & Semiconductor Equipment - 0.4%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	210,000		170,732	(a)
Micron Technology Inc., Senior Notes	5.250%	1/15/24	600,000		484,500	(a)
Micron Technology Inc., Senior Notes	5.500%	2/1/25	640,000		521,600
Micron Technology Inc., Senior Notes	5.625%	1/15/26	450,000		357,750	(a)

Total Semiconductors & Semiconductor Equipment					1,534,582

Software - 0.3%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	300,000		316,500	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	860,000		940,625	(a)

Total Software					1,257,125

TOTAL INFORMATION TECHNOLOGY					5,618,111

MATERIALS - 5.1%
Chemicals - 1.0%
Axiall Corp., Senior Notes	4.875%	5/15/23	30,000		29,775
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	1,270,000		1,268,412
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	464,750		350,886	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Chemicals - (continued)
Inovyn Finance PLC, Senior Secured Notes	10.625%	2/1/17	1,480,000	EUR	$1,707,385	(c)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	250,000		176,250	(a)

Total Chemicals					3,532,708

Construction Materials - 0.5%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	930,000		1,026,720	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	850,000		675,750	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	160,000		123,200	(a)

Total Construction Materials					1,825,670

Containers & Packaging - 0.7%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	249,878		258,624	(a)(d)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	400,000		422,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		210,375	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	460,000		443,900	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	700,000		682,500
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	520,000		478,400	(a)

Total Containers & Packaging					2,495,799

Metals & Mining - 2.9%
Alcoa Inc., Senior Notes	5.125%	10/1/24	630,000		616,613
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	878,000		907,988
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	1,190,000		1,059,100
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	990,000		936,410	(a)
Glencore Funding LLC, Senior Notes	4.000%	4/16/25	1,860,000		1,621,148	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	400,000		26,000	*(a)(e)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	1,662		0	(a)(b)(f)(i)
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	6/15/25	2,290,000		2,351,766
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	653,478		714,333	(a)(d)
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	2,770,000		2,552,004

Total Metals & Mining					10,785,362

TOTAL MATERIALS					18,639,539

TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 0.9%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	950,000		1,032,750	(a)
CenturyLink Inc., Senior Notes	5.625%	4/1/20	250,000		257,813
CenturyLink Inc., Senior Notes	5.800%	3/15/22	325,000		322,156
CenturyLink Inc., Senior Notes	6.750%	12/1/23	330,000		326,287
CenturyLink Inc., Senior Notes	5.625%	4/1/25	350,000		319,197
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	1,080,000		1,104,300	(a)

Total Diversified Telecommunication Services					3,362,503

Wireless Telecommunication Services - 1.9%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,060,000		1,052,103	(a)
Neptune Finco Corp., Senior Notes	6.625%	10/15/25	810,000		872,775	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,295,000		1,036,000
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	860,000		718,100
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	1,140,000		1,043,100
Sprint Corp., Senior Notes	7.625%	2/15/25	1,655,000		1,255,731
Telefonica Europe BV, Junior Subordinated Bonds	6.750%	11/26/20	700,000	GBP	1,047,211	(c)(g)(h)

Total Wireless Telecommunication Services					7,025,020

TOTAL TELECOMMUNICATION SERVICES					10,387,523

UTILITIES - 2.1%
Electric Utilities - 0.7%
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	1,250,000		1,275,000	(a)
Enel SpA, Junior Subordinated Bonds	7.750%	9/10/75	740,000	GBP	1,189,335	(c)(g)

Total Electric Utilities					2,464,335

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Independent Power and Renewable Electricity Producers - 1.1%
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	1,272,000		$1,356,270	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	2,708,538		2,522,326

Total Independent Power and Renewable Electricity Producers					3,878,596

Water Utilities - 0.3%
Anglian Water (Osprey) Financing PLC, Senior Secured Notes	5.000%	4/30/23	810,000	GBP	1,213,826	(c)

TOTAL UTILITIES					7,556,757

TOTAL CORPORATE BONDS & NOTES (Cost - $188,723,017)					177,409,810

ASSET-BACKED SECURITIES - 6.3%
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.239%	8/25/32	314,743		281,972	(g)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.283%	4/15/33	152,282		147,613	(g)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.314%	6/25/34	574,328		530,103	(g)
Greenpoint Manufactured Housing, 1999-2 A2	3.073%	3/18/29	475,000		418,861	(g)
Greenpoint Manufactured Housing, 1999-3 2A2	3.644%	6/19/29	250,000		217,812	(g)
Greenpoint Manufactured Housing, 1999-4 A2	3.925%	2/20/30	250,000		217,813	(g)
GSAMP Trust, 2006-S2 A2	0.639%	1/25/36	264,500		46,880	(g)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.739%	3/25/35	192,310		189,625	(a)(g)
HERO Funding Trust, 2016-1A R	0.000%	9/20/41	15,813,654		2,461,537	(a)
Hertz Vehicle Financing LLC, 2015-1A A	2.730%	3/25/21	450,000		453,097	(a)
Hertz Vehicle Financing LLC, 2015-1A B	3.520%	3/25/21	1,250,000		1,247,707	(a)
Hertz Vehicle Financing LLC, 2015-1A C	4.350%	3/25/21	750,000		741,954	(a)
Long Beach Mortgage Loan Trust, 2003-1 M2	3.514%	3/25/33	1,509,665		1,451,064	(g)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	1,552,000	EUR	1,759,347	(a)(b)
Magnus-Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	1,940,000	EUR	2,199,184	(a)(b)
National Collegiate Student Loan Trust, 2007-4 A3L	1.289%	3/25/38	2,718,070		1,553,838	(g)
Oaktree CLO Ltd., 2015-1A D	6.234%	10/20/27	2,200,000		1,842,045	(a)(g)
Origen Manufactured Housing Contract Trust, 2006-A A2	2.379%	10/15/37	1,376,200		1,174,635	(g)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.291%	4/15/37	1,159,462		1,040,526	(g)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.219%	1/25/31	34,291		24,222	(g)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.564%	8/25/33	151,846		135,117	(g)
SACO I Trust, 2006-4 A1	0.779%	3/25/36	117,856		191,115	(g)
SACO I Trust, 2006-6 A	0.699%	6/25/36	602,110		1,071,848	(g)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092		1,528,800	(a)
SoFi Consumer Loan Program	3.280%	9/15/23	1,116,262		1,093,937	(a)
Soundview Home Equity Loan Trust, 2006-OPT4 2A3	0.589%	6/25/36	982,556		904,730	(g)
Structured Asset Securities Corp., 2006-ARS1 A1	0.659%	2/25/36	3,277,144		238,899	(a)(g)

TOTAL ASSET-BACKED SECURITIES (Cost - $26,752,674)					23,164,281

COLLATERALIZED MORTGAGE OBLIGATIONS - 16.7%
Banc of America Mortgage Securities Inc., 2005-3 A4	3.100%	4/25/35	77,055		71,502	(g)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.912%	12/15/19	1,900,000		1,790,079	(a)(g)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.390%	6/11/50	410,000		390,470	(g)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
BLCP Hotel Trust, 2014-CLMZ M	6.161%	8/15/29	5,920,741	$5,691,621	(a)(g)
Carefree Portfolio Trust, 2014-CMZB MZB	8.155%	11/15/29	3,100,000	3,073,586	(a)(g)
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.345%	12/10/49	2,416,000	1,926,137	(g)
Citigroup Commercial Mortgage Trust, 2014-GC23 E	3.208%	7/10/47	743,000	443,140	(a)(g)
Citigroup Commercial Mortgage Trust, 2015-SSHP F	3.377%	9/15/27	2,750,000	2,501,569	(a)(g)
Citimortgage Alternative Loan Trust, 2007-A7 2A2	33.306%	7/25/37	839,294	1,532,620	(g)
Commercial Mortgage Trust, 2013-CR7 G	4.492%	3/10/46	1,500,000	1,126,823	(a)(g)
Commercial Mortgage Trust, 2015-CR25 E	4.699%	8/10/48	1,500,000	869,426	(a)(g)
Commercial Mortgage Trust, 2015-CR25 F	4.699%	8/10/48	700,000	332,580	(a)(g)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.739%	1/25/36	324,416	277,575	(g)
Countrywide Alternative Loan Trust, 2006-18CB A6, PAC	26.845%	7/25/36	662,335	1,103,202	(g)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	449,000	375,706
Credit Suisse Mortgage Trust, 2006-1 1A2	28.111%	2/25/36	860,533	1,328,091	(g)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.244%	6/15/38	968,270	811,894	(g)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.633%	6/27/46	809,166	768,177	(a)(g)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	500,000	417,111	(a)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/15/17	2,200,000	2,134,464	(a)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	1,044,150	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.646%	3/19/45	217,090	194,819	(g)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.270%	3/19/46	359,416	260,373	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K720 X3, IO	1.375%	8/25/42	19,810,000	1,295,380	(g)
FREMF Mortgage Trust, 2014-KF04 B	2.786%	6/25/21	462,213	449,228	(a)(g)
GE Business Loan Trust, 2006-2A D	1.183%	11/15/34	312,283	260,557	(a)(g)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	110,000	74,470	(g)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	1,170,000	1,152,004	(g)
Government National Mortgage Association (GNMA), 2011-127, IO	1.069%	3/16/47	3,928,304	157,819	(g)
Government National Mortgage Association (GNMA), 2012-55, IO	0.969%	4/16/52	5,873,570	224,757	(g)
Government National Mortgage Association (GNMA), 2015-41, IO	1.052%	9/16/56	6,870,153	529,791	(g)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	300,000	271,500
GS Mortgage Securities Trust, 2007-GG10 AJ	5.987%	8/10/45	1,220,000	513,742	(g)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.001%	10/25/35	157,097	137,147	(g)
Impac CMB Trust, 2005-5 A1	1.079%	8/25/35	242,695	213,515	(g)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.814%	3/25/35	206,959	199,099	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	950,000	803,795
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	450,000	374,384	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,780,000	1,638,141	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.658%	10/15/19	1,100,000	1,055,370	(a)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH E	3.733%	8/15/27	160,000	158,759	(a)(g)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.448%	9/15/45	430,000	373,987	(g)
Lone Star Portfolio Trust	7.414%	9/15/20	1,854,587	1,747,416	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Lone Star Portfolio Trust, 2015-LSP F	7.333%	9/15/28	1,768,934	$1,689,166	(a)(g)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	37,581	38,403	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	509,000	455,621	(g)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	100,000	89,582	(a)(g)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	1,432,000	1,246,240	(g)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 E	4.680%	10/15/48	1,740,000	1,209,460	(a)(g)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 F	4.680%	10/15/48	780,000	425,872	(a)(g)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,330,000	1,069,162
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	797,000	674,087
Morgan Stanley Capital I Trust, 2007-IQ15 AJ	6.114%	6/11/49	320,000	298,864	(g)
Mortgage IT Trust, 2005-2 1A1	0.699%	5/25/35	107,110	101,341	(g)
Multifamily Trust, 2016-1 B	9.783%	4/25/46	2,995,371	3,315,750	(a)(g)
PFP III, 2014-1 D	4.533%	6/14/31	500,000	499,941	(a)(g)
Residential Accredit Loans Inc., 2006-QO2 A1	0.659%	2/25/46	1,534,320	688,607	(g)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	11.189%	3/25/25	1,144,080	1,195,609	(g)
Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2	3.333%	7/25/28	1,220,000	1,242,475	(g)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.648%	8/25/35	110,711	105,760	(g)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.649%	5/25/46	333,526	233,796	(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	470,000	336,090	(a)(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	830,000	353,385	(a)(g)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.784%	1/15/45	2,450,000	2,386,324	(a)(g)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	330,000	328,488	(g)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AJ	5.413%	12/15/43	651,000	641,697	(g)
Wachovia Bank Commercial Mortgage Trust, 2007-C31 AJ	5.660%	4/15/47	80,000	80,546	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.709%	12/25/45	144,577	133,685	(g)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	626,627	618,094	(a)(g)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.788%	4/25/36	41,809	40,816	(g)
WF-RBS Commercial Mortgage Trust, 2013-C14 E	3.250%	6/15/46	2,420,000	1,519,344	(a)
WF-RBS Commercial Mortgage Trust, 2014-C24 E	3.016%	11/15/47	660,000	326,349	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $64,313,962)				61,440,530

CONVERTIBLE BONDS & NOTES - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd., Senior Secured Bonds (Cost - $427,568)	9.500%	6/24/19	427,568	164,614	(a)(d)(f)

MORTGAGE-BACKED SECURITIES - 0.0%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	2,896	2,985
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	333	379

Total FHLMC				3,364

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
FNMA - 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	14,079	$16,534

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $17,503)				19,898

SENIOR LOANS - 2.2%
CONSUMER DISCRETIONARY - 1.1%
Distributors - 0.0%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	143,660	144,109	(j)(k)

Hotels, Restaurants & Leisure - 0.3%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/10/21	395,674	396,786	(j)(k)
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	555,921	558,145	(j)(k)

Total Hotels, Restaurants & Leisure				954,931

Media - 0.3%
Univision Communications Inc., Term Loan C3	4.000%	3/1/20	346,294	346,480	(j)(k)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	435,377	435,843	(j)(k)
Ziggo Financing Partnership, USD Term Loan B1	3.652%	1/15/22	110,936	110,702	(j)(k)
Ziggo Financing Partnership, USD Term Loan B2A	3.601-3.652%	1/15/22	71,489	71,339	(j)(k)
Ziggo Financing Partnership, USD Term Loan B3	3.601%	1/15/22	117,574	117,326	(j)(k)

Total Media				1,081,690

Multiline Retail - 0.1%
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	336,557	321,292	(j)(k)

Specialty Retail - 0.3%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	318,820	314,038	(j)(k)
Party City Holdings Inc., 2015 Term Loan B	4.250%	8/19/22	357,273	356,737	(j)(k)
PetSmart Inc., Term Loan B1	4.250%	3/11/22	396,000	395,212	(j)(k)

Total Specialty Retail				1,065,987

Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	633,600	313,632	(j)(k)

TOTAL CONSUMER DISCRETIONARY				3,881,641

ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Pacific Drilling SA, Term Loan B	4.500%	6/3/18	159,182	46,063	(j)(k)

HEALTH CARE - 0.3%
Health Care Providers & Services - 0.1%
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	168,725	167,080	(j)(k)
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	331,579	330,543	(j)(k)

Total Health Care Providers & Services				497,623

Pharmaceuticals - 0.2%
DPx Holdings BV, 2014 USD Incremental Term Loan	4.250%	3/11/21	366,272	363,754	(j)(k)
Valeant Pharmaceuticals International Inc., Term Loan B F1	5.000%	4/1/22	274,154	269,013	(j)(k)

Total Pharmaceuticals				632,767

TOTAL HEALTH CARE				1,130,390

INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Brickman Group Ltd. LLC, First Lien Term Loan	4.000%	12/18/20	128,687	128,429	(j)(k)

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.649%	6/30/23	580,000	579,728	(j)(k)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
UTILITIES - 0.6%
Independent Power and Renewable Electricity Producers - 0.6%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	12/19/16	2,152,830		$2,153,728	(j)(k)

TOTAL SENIOR LOANS (Cost - $8,297,288)					7,919,979

SOVEREIGN BONDS - 20.2%
Argentina - 1.6%
Republic of Argentina, Senior Bonds	7.000%	4/17/17	4,190,000		4,275,149
Republic of Argentina, Senior Notes	6.875%	4/22/21	610,000		629,825	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	510,000		518,925	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	270,000		266,220	(a)

Total Argentina					5,690,119

Australia - 0.6%
Government of Australia, Senior Bonds	5.750%	7/15/22	2,500,000	AUD	2,288,661	(c)

Brazil - 1.0%
Federative Republic of Brazil, Notes	10.000%	1/1/21	7,200,000	BRL	1,939,601
Federative Republic of Brazil, Senior Bonds	6.000%	4/7/26	1,800,000		1,861,200

Total Brazil					3,800,801

Hungary - 1.1%
Republic of Hungary, Senior Notes	5.750%	11/22/23	3,660,000		4,149,251

Indonesia - 1.7%
Republic of Indonesia, Senior Notes	5.250%	1/17/42	6,070,000		6,247,456	(c)

Israel - 1.5%
Government of Israel, Bonds	5.500%	1/31/22	16,000,000	ILS	5,334,210

Ivory Coast - 0.2%
Republic of Cote D’Ivoire, Senior Notes	5.375%	7/23/24	880,000		819,878	(a)

Jamaica - 0.3%
Government of Jamaica, Senior Notes	6.750%	4/28/28	1,010,000		1,037,775

Kazakhstan - 1.2%
Republic of Kazakhstan, Senior Notes	5.125%	7/21/25	4,170,000		4,423,327	(c)

Mexico - 1.6%
United Mexican States, Senior Notes	4.750%	3/8/44	5,810,000		5,882,625

New Zealand - 2.0%
Government of New Zealand, Senior Bonds	6.000%	12/15/17	9,930,000	NZD	7,365,836	(c)

Nigeria - 0.3%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	1,120,000		1,049,709	(c)

Norway - 1.8%
Government of Norway, Bonds	4.250%	5/19/17	50,000,000	NOK	6,447,928	(c)

Peru - 1.1%
Republic of Peru, Senior Bonds	4.125%	8/25/27	3,830,000		4,111,505

Poland - 1.5%
Republic of Poland, Senior Notes	4.000%	1/22/24	5,170,000		5,534,485

Portugal - 1.1%
Republic of Portugal, Notes	5.125%	10/15/24	4,000,000		4,006,216	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Sweden - 1.6%
Kingdom of Sweden, Bonds	3.750%	8/12/17	16,000,000	SEK	$2,105,938
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	3,871,015

Total Sweden					5,976,953

TOTAL SOVEREIGN BONDS (Cost - $77,923,760)					74,166,735

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.2%
U.S. Government Obligations - 0.2%
U.S. Treasury Bonds	3.000%	5/15/45	120,000		128,419
U.S. Treasury Bonds	3.000%	11/15/45	340,000		363,840
U.S. Treasury Notes	1.625%	2/15/26	390,000		383,251

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $868,820)					875,510

			SHARES
COMMON STOCKS - 0.0%
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)			15,000		175,650	*(b)(f)

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			417,997		0	*(b)(f)(i)

TOTAL COMMON STOCKS (Cost - $165,209)					175,650

PREFERRED STOCKS - 0.2%
INDUSTRIALS - 0.2%
Trading Companies & Distributors - 0.2%
General Finance Corp. (Cost - $643,125)	8.125%		25,725		572,381

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.1%
Credit default swaption with JPMorgan Securities Inc. to buy protection on Markit CDX.NA.IG.26 Index, Put @ 95 bps Spread		5/18/16	100,710,000		23,476
E-mini S&P 500 Index Futures, Put @ $1,975.00		5/20/16	76		28,500
E-mini S&P 500 Index Futures, Put @ $2,000.00		5/20/16	59		32,450
E-mini S&P 500 Index Futures, Put @ $1,950		7/15/16	234		339,300
U.S. Dollar/Canadian Dollar, Call @ 1.49CAD		7/27/16	9,400,000		2,209
U.S. Treasury 10-Year Notes Futures, Put @ $125.50		5/20/16	480		0	(i)

TOTAL PURCHASED OPTIONS (Cost - $635,992)					425,935

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $368,768,918)					346,335,323

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2016

SECURITY	RATE	SHARES	VALUE
SHORT-TERM INVESTMENTS - 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $4,887,010)	0.225%	4,887,010	$4,887,010

TOTAL INVESTMENTS - 95.5% (Cost - $373,655,928#)			351,222,333
Other Assets in Excess of Liabilities - 4.5%			16,403,826

TOTAL NET ASSETS - 100.0%			$367,626,159

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	The coupon payment on these securities is currently in default as of April 30, 2016.

(f)	Illiquid security.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2016

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
ILS	— Israeli Shekel
IO	— Interest Only
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PAC	— Planned Amortization Class
SEK	— Swedish Krona

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE		CONTRACTS/ NOTIONAL AMOUNT[1]†	VALUE
U.S. Dollar/Canadian Dollar, Put	7/27/16	1.36	CAD	9,400,000	$792,044
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.26 Index, Put	7/20/16	$99.00		38,870,000	319,718

TOTAL WRITTEN OPTIONS (Premiums received - $386,293)					$1,111,762

1	In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$24,217,312	$1,468,000		$25,685,312
Financials	—	32,956,216	0	*	32,956,216
Materials	—	18,639,539	0	*	18,639,539
Other Corporate Bonds & Notes	—	100,128,743	—		100,128,743
Asset-Backed Securities	—	16,583,013	6,581,268		23,164,281
Collateralized Mortgage Obligations	—	61,440,530	—		61,440,530
Convertible Bonds & Notes	—	164,614	—		164,614
Mortgage-Backed Securities	—	19,898	—		19,898
Senior Loans	—	7,919,979	—		7,919,979
Sovereign Bonds	—	74,166,735	—		74,166,735
U.S. Government & Agency Obligations	—	875,510	—		875,510
Common Stocks:
Health Care	—	—	175,650		175,650
Materials	—	—	0	*	0	*
Preferred Stocks	$572,381	—	—		572,381
Purchased Options	400,250	25,685	—		425,935

Total Long-Term Investments	$972,631	$337,137,774	$8,224,918		$346,335,323

Short-Term Investments†	$4,887,010	—	—		$4,887,010

Total Investments	$5,859,641	$337,137,774	$8,224,918		$351,222,333

Other Financial Instruments:
Futures Contracts	$364,342	—	—		$364,342
Forward Foreign Currency Contracts	—	$1,669,406	—		1,669,406
OTC Interest Rate Swaps	—	596,350	—		596,350
OTC Total Return Swaps	—	144,181	—		144,181
Centrally Cleared Interest Rate Swaps	—	122,037	—		122,037
OTC Currency Swaps‡	—	480,081	—		480,081

Total Other Financial Instruments	$364,342	$3,012,055	—		$3,376,397

Total	$6,223,983	$340,149,829	$8,224,918		$354,598,730

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other Financial Instruments:
Written Options	—	$1,111,762	—		$1,111,762
Futures Contracts	$428,353	—	—		428,353
Forward Foreign Currency Contracts	—	2,372,688	—		2,372,688
OTC Credit Default Swaps on Corporate Issues - Sell Protection‡	—	549,405	—		549,405
OTC Credit Default Swaps on Corporate Issues - Buy Protection‡	—	328,346	—		328,346
OTC Total Return Swaps	—	206,257	—		206,257
Centrally Cleared Interest Rate Swaps	—	1,083,454	—		1,083,454

Total	$428,353	$5,651,912	—		$6,080,265

Notes to Schedule of Investments (unaudited) (continued)

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	FINANCIALS		MATERIALS		ASSET-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of July 31, 2015	$1,468,000	$0	*	$0	*	$4,438,749	$2,183,500
Accrued premiums/discounts	—	—		—		3,845	6,311
Realized gain (loss)	—	—		—		(10,344)	—
Change in unrealized appreciation (depreciation)[1]	—	—		(16)		34,414	(55,347)
Purchases	—	—		16		2,785,971	—
Sales	—	—		—		(235,742)	—
Transfers into Level 3[2]	—	—		—			—
Transfers out of Level 3[3]	—	—		—		(435,625)	(2,134,464)

Balance as of April 30, 2016	$1,468,000	$0	*	$0	*	$6,581,268	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2016[1]	—	—		$(16)		$37,628	—

	COMMON STOCKS
INVESTMENTS IN SECURITIES	HEALTH CARE	MATERIALS		TOTAL
Balance as of July 31, 2015	$1,245,000	—		$9,335,249
Accrued premiums/discounts	—	—		10,156
Realized gain (loss)	290,941	—		280,597
Change in unrealized appreciation (depreciation)[1]	156,013	—		135,064
Purchases	137,514			2,923,501
Sales	(1,653,818)	—		(1,889,560)
Transfers into Level 3[2]	—	0	*	0 *
Transfers out of Level 3[3]	—	—		(2,570,089)

Balance as of April 30, 2016	$175,650	$0	*	$8,224,918

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2016[1]	$38,136	—		$75,748

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Investments

At April 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,787,064
Gross unrealized depreciation	(31,220,659)

Net unrealized depreciation	$(22,433,595)

At April 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 10-Year Notes	1,235	6/16	$160,262,846	$160,627,188	$364,342
U.S. Treasury Ultra Long-Term Bonds	311	6/16	53,363,838	53,287,906	(75,932)

					288,410

Contracts to Sell:
Australian 10-Year Bonds	145	6/16	14,401,569	14,403,585	(2,016)
Canadian 10-Year Bonds	133	6/16	14,747,021	14,751,160	(4,139)
U.S. Treasury Long-Term Bonds	569	6/16	92,578,547	92,924,813	(346,266)

					(352,421)

Net unrealized depreciation on open futures contracts					$(64,011)

Notes to Schedule of Investments (unaudited) (continued)

At April 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	130,000	USD	99,522	Bank of America N.A.	5/13/16	$4,088
USD	214,320	CAD	297,004	Bank of America N.A.	5/13/16	(22,392)
USD	23,235	CAD	31,000	Bank of America N.A.	5/13/16	(1,472)
USD	37,775	CAD	50,000	Bank of America N.A.	5/13/16	(2,075)
USD	90,550	EUR	80,000	Bank of America N.A.	5/13/16	(1,081)
USD	88,329	EUR	80,000	Bank of America N.A.	5/13/16	(3,302)
AUD	121,685	USD	84,666	Citibank N.A.	5/13/16	7,820
AUD	314,589	USD	223,636	Citibank N.A.	5/13/16	15,462
AUD	300,000	USD	229,793	Citibank N.A.	5/13/16	(1,782)
AUD	170,000	USD	129,306	Citibank N.A.	5/13/16	(100)
CAD	3,039,997	USD	2,185,107	Citibank N.A.	5/13/16	237,768
EUR	300,000	USD	340,650	Citibank N.A.	5/13/16	2,964
EUR	1,550,000	USD	1,729,172	Citibank N.A.	5/13/16	46,165
EUR	10,000	USD	10,894	Citibank N.A.	5/13/16	560
EUR	13,000	USD	14,155	Citibank N.A.	5/13/16	735
EUR	50,000	USD	56,458	Citibank N.A.	5/13/16	811
EUR	1,400,000	USD	1,571,626	Citibank N.A.	5/13/16	31,905
EUR	300,000	USD	339,802	Citibank N.A.	5/13/16	3,812
EUR	80,000	USD	90,987	Citibank N.A.	5/13/16	644
EUR	950,000	USD	1,069,912	Citibank N.A.	5/13/16	18,198
EUR	200,000	USD	225,638	Citibank N.A.	5/13/16	3,438
EUR	40,000	USD	45,454	Citibank N.A.	5/13/16	361
GBP	100,000	USD	142,264	Citibank N.A.	5/13/16	3,855
USD	59,712	CAD	80,761	Citibank N.A.	5/13/16	(4,654)
USD	19,011	CAD	25,000	Citibank N.A.	5/13/16	(914)
USD	2,834,597	EUR	2,508,560	Citibank N.A.	5/13/16	(38,655)
USD	82,575	EUR	73,000	Citibank N.A.	5/13/16	(1,037)
USD	1,657,007	EUR	1,500,000	Citibank N.A.	5/13/16	(61,062)
USD	21,963	EUR	20,000	Citibank N.A.	5/13/16	(945)
USD	1,223,582	EUR	1,100,000	Citibank N.A.	5/13/16	(36,335)
USD	444,635	EUR	400,000	Citibank N.A.	5/13/16	(13,516)
USD	888,797	EUR	800,000	Citibank N.A.	5/13/16	(27,506)
USD	255,733	EUR	225,000	Citibank N.A.	5/13/16	(1,977)
USD	453,088	EUR	400,000	Citibank N.A.	5/13/16	(5,064)
USD	96,879	EUR	86,000	Citibank N.A.	5/13/16	(1,624)
USD	14,168,457	GBP	9,816,948	Citibank N.A.	5/13/16	(175,940)
CAD	1,188,672	USD	876,525	JPMorgan Chase Bank	5/13/16	70,846
CAD	300,000	USD	230,164	JPMorgan Chase Bank	5/13/16	8,936
USD	1,164,933	CAD	1,620,003	JPMorgan Chase Bank	5/13/16	(126,207)
USD	85,587	CAD	115,000	JPMorgan Chase Bank	5/13/16	(6,068)
EUR	385,913	USD	432,921	UBS AG	5/13/16	9,096
EUR	300,000	USD	336,528	UBS AG	5/13/16	7,086
EUR	11,357,000	USD	12,955,271	Bank of America N.A.	7/14/16	77,986
USD	9,278,556	TWD	298,120,000	Bank of America N.A.	7/14/16	28,717
AUD	3,280,000	USD	2,458,786	Barclays Bank PLC	7/14/16	27,793
EUR	1,199,201	USD	1,365,920	Barclays Bank PLC	7/14/16	10,279
JPY	608,770,000	USD	5,522,375	Barclays Bank PLC	7/14/16	210,749
NOK	77,900,000	USD	9,444,599	Barclays Bank PLC	7/14/16	227,038
SGD	8,220,000	USD	6,046,207	Barclays Bank PLC	7/14/16	57,144
USD	2,937,166	EUR	2,590,000	Barclays Bank PLC	7/14/16	(35,109)
USD	16,370,801	NOK	137,140,000	Barclays Bank PLC	7/14/16	(655,750)
USD	202,110	NZD	300,000	Barclays Bank PLC	7/14/16	(6,586)
USD	7,450,102	SEK	60,610,000	Barclays Bank PLC	7/14/16	(117,052)
USD	6,049,073	SGD	8,220,000	Barclays Bank PLC	7/14/16	(54,280)
USD	3,682,061	ZAR	56,300,000	Barclays Bank PLC	7/14/16	(217,095)
ZAR	56,300,000	USD	3,818,510	Barclays Bank PLC	7/14/16	80,645
CAD	5,843,105	USD	4,475,623	Citibank N.A.	7/14/16	181,388

Notes to Schedule of Investments (unaudited) (continued)

GBP	2,555,638	EUR	3,193,886	Citibank N.A.	7/14/16	69,702
ILS	2,170,000	USD	576,162	Citibank N.A.	7/14/16	5,435
INR	546,610,000	USD	8,148,021	Citibank N.A.	7/14/16	(16,917)
KRW	6,394,600,000	USD	5,573,122	Citibank N.A.	7/14/16	32,802
NOK	5,252,874	USD	632,138	Citibank N.A.	7/14/16	20,030
RUB	266,380,000	USD	3,871,240	Citibank N.A.	7/14/16	165,148
USD	24,722,604	EUR	21,638,567	Citibank N.A.	7/14/16	(109,746)
USD	6,023,507	GBP	4,218,556	Citibank N.A.	7/14/16	(141,798)
USD	5,469,210	KRW	6,394,600,000	Citibank N.A.	7/14/16	(136,714)
USD	6,778,950	NZD	9,941,267	Citibank N.A.	7/14/16	(136,716)
USD	15,052,968	SEK	122,088,600	Citibank N.A.	7/14/16	(189,786)
USD	3,653,946	SGD	4,950,000	JPMorgan Chase Bank	7/14/16	(21,431)

Total						$(703,282)

Abbreviations used in this table:

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

At April 30, 2016, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Banc of America Securities LLC	29,728,385	BRL	1/4/21	1.078%**	BRL-CDI**	—	$596,350

CENTRALLY CLEARED INTEREST RATE SWAPS
CENTRAL COUNTERPARTY	NOTIONAL AMOUNT*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Chicago Mercantile Exchange	936,000,000	SEK	4/12/18	0.353% annually	3-Month STIBOR-SIDE Quarterly	—	$122,037
Chicago Mercantile Exchange	116,300,000		4/12/18	0.853% semi-annually	3-Month LIBOR-BBA Quarterly	—	(118,095)
Chicago Mercantile Exchange	57,412,000		11/30/22	1.674% semi-annually	3-Month LIBOR-BBA Quarterly	—	(875,272)
Chicago Mercantile Exchange	4,305,000		5/15/30	2.110% semi-annually	3-Month LIBOR-BBA Quarterly	—	(90,087)

Total						—	$(961,417)

Notes to Schedule of Investments (unaudited) (continued)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT APRIL 30, 2016[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Citigroup Capital Markets (Genon Energy Inc., 7.875%, due 06/15/17)	$3,440,000	6/20/17	21.84%	5.000% quarterly	$(549,405)	$3,259	$(552,664)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT APRIL 30, 2016[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Citigroup Capital Markets (NRG Energy Inc., 6.250%, due 07/15/22)	$6,880,000	6/20/17	82.20%	5.000% quarterly	$(328,346)	$(315,462)	$(12,884)

OTC TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America Securities LLC	$3,090,000	4/25/46	1.964%**	CPURNSA**	—	$68,247
Barclays Capital Inc.	6,060,000	4/8/46	1.990%**	CPURNSA**	—	75,934
Morgan Stanley & Co. Inc.	32,000,000	1/27/20	1.910%**	CPURNSA**	—	(206,257)

Total	$41,150,000				—	$(62,076)

OTC CURRENCY SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT RECEIVED	NOTIONAL AMOUNT DELIVERED*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc.	$2,176,000	1,600,000	EUR	7/1/24	7.250%	9.005%	$(1,520)	$481,601

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviations used in theis table:

BRL	— Brazilian Real
EUR	— Euro

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: June 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: June 22, 2016

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: June 22, 2016